UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
October 18, 2007
Santander Drive Auto Receivables LLC
Santander Drive Auto Receivables Trust 2007-3
Santander Consumer USA Inc.
(Exact Name of Registrant, Issuing Entity and Sponsor as Specified in their respective Charters)

Delaware	333-139609 333-139609-03	20-4382941
(State or Other Jurisdiction Of Incorporation of Registrant and Issuing Entity)	(Commission File Number of Registrant and Issuing Entity)	(Registrant’s Employer Identification No.)

8585 North Stemmons Freeway, Suite 1100-N, Dallas, Texas	75247
(Address of Principal Executive Offices)	(Zip Code)
(214) 634-1110
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits.
EXHIBIT INDEX
SIGNATURES
Exhibit 1.1
Exhibit 1.2
Exhibit 4.1
Exhibit 4.2
Exhibit 4.3
Exhibit 4.4
Exhibit 10.1
Exhibit 10.2
Exhibit 10.3
Exhibit 10.4
Exhibit 10.5
Exhibit 10.6
Exhibit 10.7
Exhibit 10.8
Exhibit 10.9
Exhibit 10.10
Exhibit 10.11
Exhibit 10.12
Exhibit 10.13

          Item 8.01. Other Events
          On October 18, 2007, Santander Drive Auto Receivables Trust 2007-3 (the “Issuing Entity”) publicly issued U.S.$77,000,000 of Class A-1 5.33665% Asset Backed Notes due on October 15, 2008, U.S.$25,000,000 of Class A-2-A 5.42% Asset Backed Notes due on June 15, 2011, U.S. $111,000,000 of Class A-2-B LIBOR + 0.55% Asset Backed Notes due on June 15, 2011, U.S. $119,000,000 Class A-3 Notes 5.42% Asset Backed Notes due on August 15, 2012, U.S. $50,000,000 Class A-4-A 5.52% Notes due on October 15, 2014 and U.S. $118,000,000 of Class A-4-B LIBOR + 0.65% Asset Backed Notes due on October 15, 2014 (collectively, the “Notes”) pursuant to a registration statement (No. 333-139609) declared effective on March 13, 2007. The lead underwriter for the issuance of the Notes was Wachovia Capital Markets, LLC (the “Representative”). Santander Drive Auto Receivables LLC (the “Registrant”) paid the underwriters a fee of U.S.$850,800 in connection with the sale of the Notes. The Registrant also paid general transaction expenses, estimated to be U.S.$1,000,000. The net proceeds from the sale of the Notes, which amounted to be U.S.$499,230,066 were used by the Registrant to purchase a pool of non-prime motor vehicle retail installment sales contracts secured by new and used automobiles, light-duty trucks, vans and mini-vans originated by Santander Consumer USA Inc. (“Santander Consumer”), which constitute the receivables included in the assets of the Issuing Entity, from Santander Consumer. The Registrant acquired such contracts from Santander Consumer.
           Item 9.01. Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated October 9, 2007 among the Registrant, Santander Consumer and the Representative.

1.2	Terms Agreement dated October 11, 2007 among the Registrant, Santander Consumer and the Representative.

3.1	Amended and Restated Limited Liability Company Agreement of the Registrant dated as of March 7, 2007 (incorporated by reference from Form S-3/A of the Registrant, File no. 333-139609, filed on March 9, 2007).

4.1	Indenture dated October 18, 2007 between the Issuing Entity and Wells Fargo Bank, National Association (“Wells Fargo”).

4.2	Amended and Restated Trust Agreement dated October 18, 2007 between the Registrant and U.S. Bank Trust National Association (the “Owner Trustee”).

4.3	Financial Guaranty Insurance Policy dated as of October 18, 2007 delivered by Financial Guaranty Insurance Company (the “Insurer”).

4.4	Irrevocable Letter of Credit dated as of October 18, 2007 issued by Banco Santander, S.A., acting through its New York Branch.

10.1	Contribution Agreement dated October 18, 2007 between the Registrant and Santander Consumer.

10.2	Sale and Servicing Agreement dated October 18, 2007 among the Registrant, Santander Consumer, the Issuing Entity and Wells Fargo.

10.3	Administration Agreement dated October 18, 2007 among Santander Consumer, the Issuing Entity and Wells Fargo.

10.4	Limited Guaranty dated October 18, 2007 among Banco Santander, S.A., Wells Fargo, the Issuing Entity, the Owner Trustee and the Insurer.

10.5	Insurance Agreement dated October 18, 2007 among the Insurer, Santander Consumer, the Registrant, the Issuing Entity, Wells Fargo and the Owner Trustee.

Exhibit No.	Description

10.6	Fee Letter dated October 18, 2007 among the Insurer, Santander Consumer, the Issuing Entity and Wells Fargo.

10.7	ISDA Master Agreement dated October 18, 2007 between the Issuing Entity and Banco Santander, S.A. (the “Swap Counterparty”).

10.8	Schedule to ISDA Master Agreement dated as of October 18, 2007 between the Issuing Entity and the Swap Counterparty.

10.9	The Trust Swap Confirmation dated as of October 18, 2007 between the Issuing Entity and the Swap Counterparty (A-2-B Notes).

10.10	The Trust Swap Confirmation dated as of October 18, 2007 between the Issuing Entity and the Swap Counterparty (A-4-B Notes).

10.11	Credit Support Annex dated as of October 18, 2007 between the Issuing Entity and the Swap Counterparty.

10.12	Accession Agreement to Intercreditor Agreement dated October 18, 2007 between the Registrant and the Issuing Entity.

10.13	Letter of Credit Reimbursement Agreement dated October 18, 2007 among Banco Santander, S.A., acting through its New York Branch, the Issuing Entity, the Registrant, Santander Consumer and Wells Fargo.

25.1	Statement of Eligibility on Form T-1 of Wells Fargo Bank, National Association as Indenture Trustee under the Indenture (incorporated by reference from Form 305(b)(2) of the Registrant, File no. 333-139609, filed on October 9, 2007).

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTANDER DRIVE AUTO RECEIVABLES LLC
By:	/s/ Jim W. Moore
	Name:	Jim W. Moore
	Title:	Vice President
Dated: October 18, 2007